EXHIBIT 10.1

SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

         THIS SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) dated as of August 23, 2006, is by and between HealthTronics, Inc., a Georgia corporation (the “Company”), and Sam B. Humphries, an individual (“Executive”).

RECITALS

         The Company and Executive are parties to that certain Executive Employment Agreement effective as of May 15, 2006 (as amended, the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the same meanings as in the Agreement. The Company and Executive desire to amend the Agreement as more particularly set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment. Section 3.4(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

“ (c) Performance-Vesting Shares. Three hundred fifty-thousand Shares (350,000) shall vest in separate tranches based on the achievement of certain Adjusted EBITDA (as defined below) targets as agreed upon between Executive and the Compensation Committee of the Board and as set forth in the stock option agreement governing such stock option.

For purposes of this Agreement, “Adjusted EBITDA” is “GAAP net income from continuing operations (after deduction of minority interest) as reported on the income statement of the Company for the period in question PLUS, for the period in question, reported depreciation, amortization, interest expense (including loan fees), and taxes.” ”

                2.        Miscellaneous. This Amendment may not be amended except in a writing signed by the Company and Executive. Except as modified by this Amendment, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement, as modified by this Amendment, shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first set forth above.

COMPANY: HEALTHTRONICS,INC. /s/ R. Steven Hicks________________________________ R. Steven Hicks, Nonexecutive Chairman EXECUTIVE: /s/ Sam B. Humphries_____________________________ Sam B. Humphries

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